SUPPLEMENT DATED MARCH 15, 2013

TO THE PROSPECTUS FOR PACIFIC LIFE FUNDS CLASS P SHARES

DATED DECEMBER 19, 2012 FOR THE PL FLOATING RATE INCOME FUND

AND JULY 1, 2012 FOR ALL OTHER FUNDS

This supplement revises the Pacific Life Funds (Fund) Class P Shares prospectus dated December 19, 2012 for the PL Floating Rate Income Fund and July 1, 2012 for all other funds as supplemented December 19, 2012, December 28, 2012 and February 26, 2013 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective May 1, 2013. Remember to review the Prospectus for other important information.

PL Large-Cap Growth Fund – Effective May 1, 2013, pursuant to approval by the Fund’s board of trustees, including a majority of independent trustees, at its meeting held on March 14, 2013, BlackRock Investment Management, LLC (BlackRock) will become the manager of the PL Large-Cap Growth Fund. All references to the name of the current fund manager will be replaced with BlackRock. In order to facilitate this change, certain of the fund’s holdings will be sold and new investments purchased in accordance with recommendations by BlackRock. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the fund, may begin this transitioning prior to May 1, 2013. PLFA and/or the Fund will retain a transitioning agent in order to minimize the transaction costs associated with the purchase and sale of fund holdings in connection with this transition. As described below, certain investment policies and strategies of the PL Large-Cap Growth Fund will change at that time.

The following table replaces the current Annual fund operating expenses table:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class P
Management Fee	0.75%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%
Less Fee Waiver and Expense Reimbursement[1,2]	(0.11%)
Total Annual Operating Expenses After Fee Waiver and Expense Reimbursement	0.86%

[1]	The investment adviser has contractually agreed to waive 0.045% (rounded in fee table) of its management fee through July 31, 2014. The agreement will terminate: (i) if the investment advisory agreement is terminated, (ii) upon ninety days’ prior written notice by the Pacific Life Funds, or (iii) if the sub-advisory agreement with BlackRock Investment Management, LLC is terminated.
[2]	The investment adviser has contractually agreed to limit certain “fund operating expenses” incurred by the fund that exceed an annual rate of 0.15% through 7/31/2015, and 0.30% from 8/1/2015 through 7/31/2022. The agreement will terminate: (i) if the investment advisory agreement is terminated, or (ii) upon ninety days’ prior written notice by the Pacific Life Funds. The investment adviser may recoup amounts reimbursed in future periods, not to exceed 3 years from the end of the fiscal year in which the reimbursement took place, provided that the recoupment would not cause the fund to exceed the expense cap.

The following table replaces the current expense Example:

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

Class P
1 year	$88
3 years	$292
5 years	$519
10 years	$1,174

The disclosure in the Principal investment strategies subsection is replaced with the following:

Under normal circumstances, this fund invests at least 80% of its assets in equity securities of large-capitalization companies. The fund primarily invests in large-capitalization stocks (stocks of companies with market capitalization of $2 billion or more) of U.S. companies that the manager believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The fund normally focuses its investments in 40 to 60 stocks.

The fund may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries.

In selecting securities, the manager seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

The manager may sell a holding when it appreciates to a stated target, it fails to perform as expected or other opportunities appear more attractive.

The following are added to the Principal risks subsection:

•	Active Management Risk: There is no guarantee that the manager’s principal investment strategies and techniques, as well as particular investment decisions, will achieve the fund’s investment goal, which could have an adverse impact on the fund’s performance generally, relative to other funds with similar investment goals or relative to its benchmark.

•	Currency Risk: Securities denominated in foreign currencies may be affected by changes in rates of exchange between those currencies and the U.S. dollar. Currency exchange rates may be volatile and may be affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency. Currency risk may also entail some degree of liquidity risk, particularly in emerging market currencies.

•	Emerging Markets Risk: Investments in or exposure to investments in emerging markets, such as those in Latin America, Asia, the Middle East, Eastern Europe and Africa, may be riskier than investments in or exposure to investments in the U.S. and certain developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls.

•	Foreign Markets Risk: Exposure to foreign markets through issuers can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

•	Small Number of Holdings Risk: A fund with a small number of holdings may have greater exposure to those holdings which could increase potential price volatility compared to portfolios with a greater number of holdings.

Additionally, Tracking Error Risk is deleted from the Principal risks subsection.

Also, the Management Firm subsection and the table within that subsection are replaced with the following:

Management Firm – BlackRock Investment Management, LLC. The primary person responsible for day-to-day management of the fund is:

Portfolio Manager and Primary Title with Management Firm	Experience with Fund
Lawrence G. Kemp, CFA, Managing Director	Since 2013

Disclosure changes to the Additional Information About Investments, Strategies and Risks section

The following replaces the disclosure in the Investments and strategies subsection:

Under normal circumstances, this fund invests at least 80% of its assets in equity securities of large-capitalization companies. The fund primarily invests in large-capitalization stocks (stocks of companies with market capitalization of $2 billion or more) of U.S. companies that the manager believes can sustain above average returns on invested capital at a higher level and over a longer period of time than reflected in current market prices. The fund normally focuses its investments in 40 to 60 stocks.

The fund may also invest up to 20% of its assets in foreign securities of any capitalization size, including in emerging market countries.

In selecting securities, the manager seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

The manager may sell a holding when it appreciates to a stated target, it fails to perform as expected or other opportunities appear more attractive.

In addition, Tracking Error Risk is deleted from the Principal risks subsection and the following are added:

•	Active Management Risk
•	Currency Risk
•	Emerging Markets Risk
•	Foreign Markets Risk
•	Small Number of Holdings Risk

Disclosure changes to the Additional Information About Fees and Expenses section

The disclosure in the PL Large-Cap Growth Fund subsection is replaced with:

PLFA has agreed to waive 0.045% of its advisory fee through July 31, 2014 as long as BlackRock Investment Management LLC remains the manager of the fund. There is no guarantee that PLFA will continue such waiver after that date.

Disclosure Changes to the About the Managers section

The following replaces the table for the current manager of the PL Large-Cap Growth Fund:

BlackRock Investment Management, LLC

1 University Square Drive, Princeton, New Jersey 08540

BlackRock Investment Management, LLC (BlackRock) is an indirect, wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the U.S. BlackRock Inc. is an affiliate of PNC Financial Services Group, Inc. BlackRock is a registered investment adviser and a commodity pool operator organized in 1999. As of December 31, 2012, BlackRock’s, including its affiliates, total assets under management were approximately $3.79 trillion.

PL LARGE-CAP GROWTH FUND

Lawrence G. Kemp, CFA	Managing director at BlackRock since 2012. Mr. Kemp was managing director of UBS Global AM from 2005 to 2012 and lead portfolio manager of UBS Global AM from 2002 to 2012. He has over 26 years of investment experience and has a BA from Stanford University and an MBA from the University of Chicago.

Form No.	PLFSUP0313

SUPPLEMENT DATED MARCH 15, 2013

TO THE PACIFIC LIFE FUNDS

STATEMENT OF ADDITIONAL INFORMATION

Dated December 19, 2012 for Advisor Class Shares of all Funds and Class P Shares of the PL Floating Rate Income Fund, December 3, 2012 for the PL Alternative Strategies, PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds, and July 1, 2012 for all other Funds and Share Classes

This supplement revises the Pacific Life Funds Statement of Additional Information dated December 19, 2012 for Advisor Class Shares of all Funds and Class P Shares of the PL Floating Rate Income Fund, December 3, 2012 for the PL Alternative Strategies, PL Currency Strategies, PL Global Absolute Return and PL Precious Metals Funds, and July 1, 2012 for all other Funds and Share Classes, as supplemented December 19, 2012 (together, the SAI), and must be preceded or accompanied by the SAI. The changes within this supplement are effective as of the date of the supplement. Remember to review the SAI for other important information.

ORGANIZATION AND MANAGEMENT OF PACIFIC LIFE FUNDS

The following is added to the Equity Ownership of Trustees section:

SEC Rules require disclosure of information on the ownership of certain interests in securities of an investment adviser or principal underwriter of Pacific Life Funds by each Trustee who is not an interested person of Pacific Life Funds and his or her immediate family members. Gale K. Caruso, who serves as an Independent Trustee of Pacific Life Funds, acquired debt securities issued by JP Morgan Chase & Co. (JP Morgan Chase) on July 13, 2012. Ms. Caruso reported to Pacific Life Funds that the acquisition of the securities was inadvertent, and that she sold the debt securities issued by JP Morgan Chase on February 5, 2013. The approximate par value of the JP Morgan Chase securities held by Ms. Caruso was $50,000, as of December 31, 2012, representing less than  1⁄2 of 1% of the class of securities of the issuer.

Ms. Caruso is not an “interested person” (as that term is defined in the Investment Company Act of 1940) of PLFA, the adviser to Pacific Life Funds. However, as a result of holding the above-noted position, Ms. Caruso may have been an “interested person” (during the applicable time period referenced above) of the PL International Value Fund and JP Morgan Investment Management Inc. (which is indirectly controlled by JP Morgan Chase), the Manager to the Pacific Life Funds’ PL International Value Fund, during the period that she held shares of JP Morgan Chase.

DISTRIBUTION OF FUND SHARES

The following is added as the tenth paragraph of the Purchases, Redemptions and Exchanges section:

Class A shares of a Fund held by or through eligible financial intermediaries may be converted to Advisor Class shares of the same Fund. To be eligible for such a conversion, the financial intermediary must: (1) initiate the conversion; (2) notify the Distributor or the Fund in advance of the conversion to coordinate implementation; (3) hold shares on behalf of investors who meet all eligibility requirements for Advisor Class shares as described in the applicable Prospectus and this Statement of Additional Information; (4) structure the conversion as a one-time, non-taxable conversion; (5) provide a written certification to the Distributor that the financial intermediary meets all eligibility requirements for the conversion, and any other requirements related to the conversion that the Distributor may request; and (6) provide such additional information as may be requested by the Distributor or Fund. Orders for conversions accepted prior to the close of regular trading on the NYSE on any day Pacific Life Funds is open for business will be executed at the respective NAVs determined as of the close of business that day. Orders for conversions accepted after the close of regular trading on the NYSE on any business day will be executed at the respective net asset values determined at the close of the next business day. Shareholders should consult their tax advisers regarding any federal, state and other tax consequences of a conversion.